ROIC

RETAIL OPPORTUNITY INVESTMENTS CORPORATION

2nd Quarter 2014 Supplemental Information


SAFEWAY
VONS

Retail Opportunity Investments Corp.
8905 Towne Centre Drive, Suite 108
San Diego, CA 92122

www.roireit.net

Our Company

Retail Opportunity Investments Corporation (Nasdaq:ROIC) is a fully integrated, self-managed real estate investment trust ("REIT"). ROIC specializes in the acquisition, ownership and management of necessity-based community and neighborhood shopping centers, anchored by national or regional supermarkets and drugstores. At June 30, 2014, ROIC's property portfolio included 59 shopping centers encompassing approximately 6.9 million square feet. Additional information is available at www.roireit.net.

Forward Looking Information

Certain information contained herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, risks associated with the Company's ability to identify and acquire retail real estate investments that meet the Company's investment standards; the level of rental revenue and net interest income the Company achieves from its target assets; the market value of the Company's assets and the supply of, and demand for, retail real estate investments in which the Company invests; the conditions in the local markets in which the Company operates, as well as changes in national economic and market conditions; consumer spending and confidence trends; the Company's ability to enter into new leases or to renew leases with existing tenants at the properties at favorable rates; the Company's ability to anticipate changes in consumer buying practices and the space needs of tenants; the competitive landscape impacting the properties the Company acquires and their tenants; the Company's relationships with its tenants and their financial condition; the Company's use of debt as part of its financing strategy and its ability to make payments or to comply with any covenants under any borrowings or other debt facilities; the level of the Company's operating expenses, changes in interest rates that could impact the market price of the Company's common stock and the cost of the Company's borrowings; and legislative and regulatory changes (including changes to laws governing the taxation of REITs). Additional information regarding these and other factors is described in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Forward looking statements are based on estimates as of the date of this supplemental data. The Company disclaims any obligation to publicly release the results of any revisions to these forward looking statements reflecting new estimates, events or circumstances after the date of this supplemental data. For further information, please refer to the Company's filings with the Securities and Exchange Commission.

Supplemental Information

The enclosed information should be read in conjunction with the Company's filings with the Securities and Exchange Commission, including but not limited to, the Company's Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles ("GAAP").

Table of Contents

Balance Sheets

(unaudited, dollars in thousands)

	As Of	
	06/30/14	12/31/13
ASSETS:		
Real estate investments:		
Land	$ 523,197	$ 458,252
Building and improvements	1,161,380	914,182
Less: accumulated depreciation and amortization	(69,717)	(57,500)
Real Estate Investments, net	1,614,860	1,314,934
Cash and cash equivalents	9,538	7,920
Restricted cash	1,223	1,299
Tenant and other receivables, net	25,436	20,389
Deposits	25	775
Acquired lease intangible assets, net of accumulated amortization	74,317	55,887
Prepaid expenses	816	1,371
Deferred charges, net of accumulated amortization	38,316	33,122
Other	2,409	3,393
TOTAL ASSETS	$ 1,766,940	$ 1,439,090
LIABILITIES:		
Term loan	$ 200,000	$ 200,000
Credit facility	121,750	56,950
Senior Notes Due 2023	246,007	245,845
Mortgage notes payable	116,537	118,903
Acquired lease intangible liabilities, net of accumulated amortization	115,024	85,284
Accounts payable and accrued expenses	9,424	11,924
Tenants' security deposits	3,707	3,423
Other liabilities	18,622	11,351
TOTAL LIABILITIES	831,071	733,680
EQUITY:		
Common stock, $.0001 par value 500,000,000 shares authorized	9	7
Additional paid-in-capital	977,243	732,702
Dividends in excess of earnings	(62,663)	(47,617)
Accumulated other comprehensive loss	(10,124)	(8,969)
Total Retail Opportunity Investments Corp. stockholders' equity	904,465	676,123
Non-controlling interests	31,404	29,287
TOTAL EQUITY	935,869	705,410
TOTAL LIABILITIES AND EQUITY	$ 1,766,940	$ 1,439,090

The Company's Form 10-Q for the quarters ended June 30, 2014 and 2013 and Form 10-K for the year ended December 31, 2013 should be read in conjunction with the above information.

Income Statements

(unaudited, in thousands, except per share amounts)

	Three Months Ended		Six Months Ended	
	06/30/14	06/30/13	06/30/14	06/30/13
REVENUES:				
Base rents	$ 28,135	$ 20,161	$ 55,672	$ 39,511
Recoveries from tenants	8,380	5,474	15,994	10,219
Mortgage interest	-	208	-	412
Other income	400	220	1,599	305
TOTAL REVENUES	36,915	26,063	73,265	50,447
OPERATING EXPENSES:				
Property operating	$ 5,935	$ 4,081	$ 12,197	$ 8,240
Property taxes	3,818	2,783	7,406	5,098
Depreciation and amortization	14,257	9,177	27,621	18,058
General and administrative expenses	2,776	2,727	5,337	5,494
Acquisition transaction costs	311	519	529	928
Other expense	130	186	347	155
TOTAL OPERATING EXPENSES	27,227	19,473	53,437	37,973
NET OPERATING INCOME	9,688	6,590	19,828	12,474
NON-OPERATING INCOME (EXPENSES):				
Interest expense and other finance expenses	(6,956)	(3,445)	(13,830)	(7,270)
Equity in earnings from unconsolidated joint venture	-	40	-	271
Gain on sale of real estate	3,319	-	3,319	-
TOTAL NON-OPERATING INCOME (EXPENSES)	(3,637)	(3,405)	(10,511)	(6,999)
INCOME FROM CONTINUING OPERATIONS	6,051	3,185	9,317	5,475
Loss from discontinued operations	-	(714)	-	(714)
NET INCOME	$ 6,051	$ 2,471	$ 9,317	$ 4,761
NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	(217)	-	(352)	-
NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ 5,834	$ 2,471	$ 8,965	$ 4,761
NET INCOME PER COMMON SHARE - BASIC	$ 0.08	$ 0.04	$ 0.12	$ 0.08
NET INCOME PER COMMON SHARE - DILUTED	$ 0.07	$ 0.03	$ 0.12	$ 0.07
Weighted average common shares outstanding - basic	76,998	67,915	74,888	62,652
Weighted average common shares outstanding - diluted	81,168	71,095	79,166	66,486

The Company's Form 10-Q for the quarters ended June 30, 2014 and 2013 and Form 10-K for the year ended December 31, 2013 should be read in conjunction with the above information.

Funds From Operations

(unaudited, in thousands, except per share amounts)

	Three Months Ended				Six Months Ended			
	06/30/14		06/30/13		06/30/14		06/30/13	
Funds from Operations (FFO)[(1)]:								
Net income attributable to ROIC for the period	$	5,834	$	2,471	$	8,965	$	4,761
Plus:								
Depreciation and amortization expense		14,257		9,177		27,621		18,058
Depreciation and amortization attributable to unconsolidated joint venture		-		353		-		705
(Gain) Loss on Sale of Real Estate		(3,319)		714		(3,319)		714
FUNDS FROM OPERATIONS - BASIC	$	16,772	$	12,715	$	33,267	$	24,238
Net income attributable to non-controlling interests for the period		217		-		352		-
FUNDS FROM OPERATIONS - DILUTED	$	16,989	$	12,715	$	33,619	$	24,238
FUNDS FROM OPERATIONS PER SHARE - BASIC	$	0.22	$	0.19	$	0.44	$	0.39
FUNDS FROM OPERATIONS PER SHARE - DILUTED	$	0.21	$	0.18	$	0.42	$	0.36
Weighted average common shares outstanding - basic		76,998		67,915		74,888		62,652
Weighted average common shares outstanding - diluted		81,168		71,095		79,166		66,486
Common dividends per share	$	0.16	$	0.15	$	0.32	$	0.30
FFO Payout Ratio		76.2%		83.3%		76.2%		83.3%

(1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REIT's that the Company believes when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess our financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company considers FFO a meaningful, additional measure of operating performance because it primarily excludes the assumption that the value of its real estate assets diminishes predictably over time and industry analysts have accepted it as a performance measure. However, FFO does not represent cash flows from operating activities in accordance with GAAP (which generally reflects all cash effects of transactions and other events in the determination of net income) and should not be considered an alternative to net income as an indication of our performance.
FFO as defined by us may not be comparable to similarly titled items reported by other real estate investment trusts due to possible differences in the application of the NAREIT definition used by such REITs.

The above does not purport to disclose all items required under GAAP.

Same-Center Net Operating Income Analysis

(unaudited, in thousands, except per share amounts)	Three Months Ended			Six Months Ended		
	06/30/14	06/30/13	% Change	06/30/14	06/30/13	% Change
Number of shopping centers included in same-center analysis[1]	44	44		42	42	
Same-center occupancy	96.2%	94.7%	1.5%	96.1%	94.9%	1.2%
REVENUES:						
Base rents	$ 17,235	$ 17,242	(0.0%)	$ 33,584	$ 33,168	1.3%
Percentage rent	71	16	347.1%	182	16	1042.0%
Recoveries from tenants	5,514	5,187	6.3%	10,679	9,487	12.6%
Other property income	87	33	161.8%	151	299	(49.6%)
TOTAL REVENUES	22,907	22,478	1.9%	44,596	42,970	3.8%
OPERATING EXPENSES:						
Property operating expenses	$ 3,676	$ 3,710	(0.9%)	$ 7,135	$ 7,206	(1.0%)
Bad debt expense	277	144	92.2%	926	399	132.2%
Property taxes	2,430	2,545	(4.5%)	4,727	4,592	2.9%
TOTAL OPERATING EXPENSES	6,383	6,399	(0.3%)	12,788	12,197	4.9%
SAME CENTER NET OPERATING INCOME, CASH [2]	$ 16,524	$ 16,079	2.8%	$ 31,808	$ 30,773	**3.4%**

(1) Same centers are defined as those properties which were owned for the entirety of the current and comparable prior year period.
(2) Same center cash net operating income excludes non-cash revenue items such as straight-line rent and amortization of lease intangibles, debt related expenses and other non-recurring items.

The above does not purport to disclose all items required under GAAP.

Selected Financial Analyses

(unaudited, in thousands, except per share amounts)

	06/30/14	03/31/14	12/31/13
Debt coverage ratios, three months ending:			
Interest coverage ratio (EBITDA/interest expense)	3.5x	3.4x	4.3x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	3.3x	3.2x	3.9x
Net Debt (Total debt less cash & equivalents)/Annualized EBITDA [1]	6.9x	7.2x	7.2x
Debt/equity ratios, at period end:			
Total debt/total market capitalization	31.6%	38.2%	36.5%
Total debt/total equity market capitalization	46.3%	61.9%	57.4%
Total debt/total book assets	38.7%	45.6%	43.2%
Total debt/undepreciated book value [2]	37.3%	43.8%	41.6%
Secured debt/undepreciated book value [2]	6.3%	7.5%	8.0%
Market capitalization calculations, at period end:			
Common shares outstanding	90,291	73,163	72,455
Operating partnership units (OP units) outstanding	3,132	3,132	3,132
Warrants outstanding	2,549	5,303	5,943
Common stock price per share	$ 15.73	$ 14.94	$ 14.72
Warrants price per share	$ 3.75	$ 2.87	$ 2.92
Common shares and OP units market equity [3]	$ 1,469,548	$ 1,093,051	$ 1,066,543
Warrants market equity	9,558	15,220	17,353
Total equity market capitalization	1,479,106	1,108,271	1,083,895
Total debt end of period	684,294	686,092	621,698
TOTAL MARKET CAPITALIZATION	$ 2,163,400	$ 1,794,363	$ 1,705,593
Unsecured Senior Notes Financial Covenants :			
Total debt to total assets not to exceed 60%	40.5%	47.2%	43.2%
Total secured debt to total assets not to exceed 40%	6.9%	8.1%	8.3%
Total unencumbered assets to total unsecured debt not to be less than 150%	252.5%	210.8%	231.4%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	3.8x	4.0x	4.3x

(1) EBITDA for quarter ending 6/30/2014 excludes acquisition expense and ground rent expense.
(2) Excludes accumulated depreciation on operating assets.
(3) Common market equity excludes OP units for the quarters ended 3/31/2014 and 12/31/2013.

ROIC

Summary of Debt Outstanding

(unaudited, dollars in thousands)

		Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt:						
Euclid Plaza	$	8,076	5.2%	3.8%	11/01/14	1.2%
Country Club Gate		12,110	5.0%	4.2%	01/01/15	1.8%
Renaissance Towne Center		16,348	5.1%	4.8%	06/01/15	2.4%
Crossroads		49,004	6.5%	3.0%	09/01/15	7.2%
Gateway Village III		7,320	6.1%	4.8%	07/01/16	1.1%
Bernardo Heights		8,665	5.7%	3.3%	07/11/17	1.3%
Santa Teresa Village		10,933	6.2%	3.3%	02/01/18	1.6%
Senior Unsecured Notes		250,000	5.0%	5.2%	12/15/23	36.5%
Interest Rate Swaps		75,000	3.8%	3.8%	Various	11.0%
Total Fixed Rate Debt	$	437,456	5.0%	4.6%		63.9%
Variable Rate Debt:						
Credit Facility	$	121,750	1.3%	1.3%	08/29/17	17.8%
Term Loan Facility		200,000	1.5%	1.5%	08/29/17	29.2%
Interest rate swaps		(75,000)				
Total Variable Rate Debt:	$	246,750	1.4%	1.9%		36.1%
TOTAL DEBT	$	684,206	3.7%	3.6%		100.0%
Net unamortized premiums on mortgages		4,081				
Net unamortized discount on notes		(3,993)				
TOTAL DEBT - NET	$	684,294				

Principal Maturities

Principal Maturities		Principal Amortization		Principal due at Maturity		Unsecured Credit Facilities		Senior Unsecured Notes		Total	Percentage of Debt Maturing
2014	$	1,003	$	8,007	$	-	$	-	$	9,010	1.3%
2015		1,255		76,012		-		-		77,267	11.3%
2016		463		7,120		-		-		7,583	1.1%
2017		361		8,099		321,750		-		330,210	48.3%
2018		42		10,094		-		-		10,136	1.5%
2023		-		-		-		250,000		250,000	36.5%
	$	3,124	$	109,332	$	321,750	$	250,000	$	684,206	100.0%
Net unamortized premiums on mortgages										4,081	
Net unamortized discount on notes										(3,993)	
									$	684,294	

Summary of Unencumbered/Encumbered Properties

	# of Properties	GLA	%
Unencumbered	52	6,003,695	86.5%
Encumbered	7	934,468	13.5%
	59	6,938,163	100.0%

ROIC

2014 Property Acquisitions

(dollars in thousands)

Shopping Centers	Location	Date Acquired		Purchase Amount (in thousands)	GLA
1Q 2014					
Tigard Marketplace	Tigard, OR	02/18/14	$	25,125	136,889
Creekside Plaza	Poway, CA	02/28/14		43,975	128,852
Total 1Q 2014				69,100	265,741
2Q 2014					
North Park Plaza	San Jose, CA	04/30/14	$	27,750	76,697
Aurora Square II	Shoreline, WA	05/22/14		15,834	65,680
Fallbrook Shopping Center	Los Angeles, CA	06/13/14		210,000	751,309
Total 2Q 2014				253,584	893,686
Total 2014 Acquisitions			$	322,684	1,159,427

Property Portfolio

(dollars in thousands)

Shopping Centers		City	State	Date Acquired	Owned GLA	% Leased	ABR [1]	Major Tenants
Northern California								
Norwood Shopping Center	*	Sacramento	CA	04/06/10	88,851	100.0%	$ 1,231	Viva Supermarket, Rite Aid Pharmacy, Citi Trends
Pleasant Hill Marketplace	*	Pleasant Hill	CA	04/08/10	69,715	100.0%	1,343	Buy Buy Baby, Office Depot, Basset Furniture
Pinole Vista Shopping Center	*	Pinole	CA	01/06/11	165,025	99.5%	1,820	Kmart, SaveMart (Lucky) Supermarket [2]
Mills Shopping Center	*	Rancho Cordova	CA	02/17/11	239,081	82.0%	1,849	Save Maxx Foods Supermarket, Dollar Tree, Planet Fitness
Morada Ranch	*	Stockton	CA	05/16/11	101,842	100.0%	2,227	Raleys Supermarket
Country Club Gate Center	*	Pacific Grove	CA	07/08/11	109,331	91.7%	1,821	SaveMart (Lucky) Supermarket, Rite Aid Pharmacy
Round Hill Square Shopping Center	*	Zephyr Cove	NV	09/21/11	115,984	95.2%	1,787	Safeway Supermarket, Dollar Tree, US Postal Service
Marlin Cove	*	Foster City	CA	05/04/12	73,186	100.0%	1,810	99 Ranch Market
Green Valley Station	*	Cameron Park	CA	06/15/12	52,245	82.0%	812	CVS Pharmacy
The Village at Novato	*	Novato	CA	07/24/12	20,043	90.6%	506	Trader Joe's
Santa Teresa Village	*	San Jose	CA	11/08/12	125,162	98.9%	2,327	Raleys (Nob Hill) Supermarket
Granada Shopping Center		Livermore	CA	06/27/13	69,325	100.0%	908	SaveMart (Lucky) Supermarket
Country Club Village		San Ramon	CA	11/26/13	111,172	93.8%	1,802	Walmart Neighborhood Market, CVS Pharmacy
North Park Plaza		San Jose	CA	04/30/14	76,697	100.0%	1,806	SF Supermarket
Northern California Totals					**1,417,659**	**94.5%**	**$ 22,050**	
Southern California								
Paramount Plaza	*	Paramount	CA	12/22/09	95,062	98.0%	$ 1,593	99¢ Only Stores, Rite Aid Pharmacy, TJ Maxx
Santa Ana Downtown Plaza	*	Santa Ana	CA	01/26/10	100,305	100.0%	1,888	Kroger (Food 4 Less) Supermarket, Marshall's
Claremont Promenade	*	Claremont	CA	09/23/10	91,529	96.0%	2,053	Super King Supermarket
Sycamore Creek	*	Corona	CA	09/30/10	74,198	100.0%	1,632	Safeway (Vons) Supermarket, CVS Pharmacy [2]
Gateway Village	*	Chino Hills	CA	12/17/10	96,959	89.0%	2,628	Sprouts Market
Marketplace Del Rio	*	Oceanside	CA	01/03/11	177,136	88.8%	2,960	Stater Brothers Supermarket, Walgreens, Ace Hardware
Desert Springs Marketplace	*	Palm Desert	CA	02/17/11	105,157	97.1%	2,249	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Renaissance Towne Centre	*	San Diego	CA	08/03/11	53,074	100.0%	2,147	CVS Pharmacy
Euclid Plaza	*	San Diego	CA	03/29/12	77,044	94.1%	1,258	Vallarta Supermarket, Walgreens
Seabridge Marketplace	*	Oxnard	CA	05/31/12	93,630	96.3%	1,484	Safeway (Vons) Supermarket
Glendora Shopping Center	*	Glendora	CA	08/01/12	106,535	93.7%	1,100	Albertson's Supermarket
Bay Plaza	*	San Diego	CA	10/05/12	73,324	96.6%	1,695	Seafood City Supermarket
Cypress Center West	*	Cypress	CA	12/04/12	106,451	99.0%	1,823	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Redondo Beach Plaza	*	Redondo Beach	CA	12/28/12	110,509	100.0%	2,001	Safeway (Vons) Supermarket, Petco
Harbor Place Center	*	Garden Grove	CA	12/28/12	119,821	100.0%	1,497	AA Supermarket, Ross Dress For Less
Diamond Bar Town Center	*	Diamond Bar	CA	02/01/13	100,342	100.0%	2,117	National grocery tenant, Crunch Fitness
Bernardo Heights Plaza	*	Rancho Bernardo	CA	02/06/13	37,729	100.0%	855	Sprouts Market
Diamond Hills Plaza		Diamond Bar	CA	04/22/13	139,505	100.0%	3,274	H-Mart Supermarket, Rite Aid Pharmacy
Hawthorne Crossings		San Diego	CA	06/27/13	141,288	98.9%	3,026	Mitsuwa Supermarket, Ross Dress For Less, Staples
Five Points Plaza		Huntington Beach	CA	09/27/13	160,906	100.0%	3,338	Trader Joe's, Old Navy, Pier 1
Peninsula Marketplace		Huntington Beach	CA	10/15/13	95,416	100.0%	2,092	Kroger (Ralph's) Supermarket
Plaza de la Cañada		La Cañada Flintridge	CA	12/13/13	100,408	100.0%	2,397	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Creekside Plaza		Poway	CA	02/28/14	128,852	99.2%	2,601	Stater Brothers Supermarket, DigiPlex Theatre
Fallbrook Shopping Center		Los Angeles	CA	06/13/14	751,309	98.5%	11,085	Sprouts Market, Trader Joe's, Kroger (Ralph's) Supermarket [2] TJ Maxx, Ross Dress For Less, Home Depot
Southern California Totals					**3,136,489**	**97.7%**	**$ 58,792**	

Property Portfolio, cont.

(dollars in thousands)

Shopping Centers		City	State	Date Acquired	Owned GLA	% Leased		ABR [1]	Major Tenants
Portland Metropolitan									
Vancouver Market Center	*	Vancouver	WA	06/17/10	118,385	96.2%	$	988	Albertson's Supermarket
Happy Valley Town Center	*	Happy Valley	OR	07/14/10	138,696	99.2%		3,228	New Seasons Supermarket
Oregon City Point	*	Oregon City	OR	07/14/10	35,305	100.0%		925	Starbucks, West Coast Bank, FedEx Kinko's
Wilsonville Old Town Square	*	Wilsonville	OR	07/15/10	49,937	100.0%		1,675	Kroger (Fred Meyer) [2]
Cascade Summit Town Square	*	West Linn	OR	08/20/10	95,508	100.0%		1,498	Safeway Supermarket
Heritage Market Center	*	Vancouver	WA	09/23/10	107,468	100.0%		1,695	Safeway Supermarket, Dollar Tree
Division Crossing	*	Portland	OR	12/22/10	104,089	96.2%		1,084	Ross Dress For Less, Rite Aid Pharmacy, Ace Hardware
Halsey Crossing	*	Gresham	OR	12/22/10	99,428	90.4%		698	Safeway Supermarket, Dollar Tree
Hillsboro Market Center	*	Hillsboro	OR	11/23/11	156,021	97.5%		2,351	Albertson's Supermarket, Dollar Tree, Marshalls
Robinwood Shopping Center		West Linn	OR	08/23/13	70,831	96.6%		905	Walmart Neighborhood Market
Tigard Marketplace		Tigard	OR	02/18/14	136,889	92.1%		1,762	H-Mart Supermarket, Bi-Mart Pharmacy
Portland Metropolitan Totals					**1,112,557**	**96.7%**	**$**	**16,810**	
Seattle Metropolitan									
Meridian Valley Plaza	*	Kent	WA	02/01/10	51,597	83.2%	$	470	Kroger (QFC) Supermarket
The Market at Lake Stevens	*	Lake Stevens	WA	03/11/10	74,130	100.0%		1,336	Haggen Food & Pharmacy
Canyon Park Shopping Center	*	Bothell	WA	07/29/11	123,627	100.0%		1,573	Albertson's Supermarket, Rite Aid Pharmacy
Hawks Prairie Shopping Center	*	Lacey	WA	09/09/11	154,781	100.0%		1,837	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	*	Seattle	WA	09/30/11	73,563	100.0%		1,822	IGA Supermarket, TJMaxx
Gateway Shopping Center	*	Marysville	WA	02/16/12	106,104	97.1%		2,491	WinCo Foods [2], Rite Aid Pharmacy, Ross Dress For Less
Aurora Square	*	Shoreline	WA	05/02/12	38,030	100.0%		314	Central Supermarket
Canyon Crossing		Puyallup	WA	04/15/13	120,510	88.2%		2,209	Safeway Supermarket
Crossroads Shopping Center		Bellevue	WA	2010/2013	463,436	99.1%		8,768	Kroger (QFC) Supermarket, Bed Bath & Beyond, Sports Authority
Aurora Square II		Shoreline	WA	05/22/14	65,680	94.9%		971	Marshall's, Pier 1 Imports
Seattle Metropolitan Totals					**1,271,458**	**97.4%**	**$**	**21,793**	
TOTAL SHOPPING CENTERS					**6,938,163**	**96.8%**	**$**	**119,444**	

(1) "ABR" is equal to initial annualized base rent on a cash basis for all leases in-place at period end.
(2) These retailers own their own space and are not tenants of the Company.
*Denotes properties in same center pool for 2Q 2014.

ROIC

Top Ten Tenants

(dollars in thousands)

	Tenant	Number of Leases	GLA	Percent of Total Leased GLA	ABR	Percent of Total ABR
1	Safeway Supermarket	9	475,182	7.1%	$ 5,012	4.2%
2	Kroger Supermarket	6	243,634	3.6%	3,283	2.7%
3	Marshalls / TJMaxx	7	202,086	3.0%	2,796	2.3%
4	Rite Aid Pharmacy	10	179,272	2.7%	2,606	2.2%
5	Sprouts Market	3	133,563	2.0%	1,868	1.6%
6	Ross Dress For Less	5	135,167	2.0%	1,808	1.5%
7	JP Morgan Chase	12	51,412	0.8%	1,626	1.4%
8	H-Mart Supermarket	2	104,400	1.6%	1,514	1.3%
9	Raley's Supermarket	2	92,318	1.4%	1,361	1.1%
10	Walmart Neighborhood Market	3	130,870	1.9%	1,355	1.1%
	Top 10 Tenants Total	59	1,747,904	26.1%	$ 23,229	19.4%
	Other Tenants	1,207	4,966,163	73.9%	96,215	80.6%
	Total Portfolio	1,266	6,714,067	100.0%	$ 119,444	100.0%

Anchor Tenants (1)

	Number of Leases Expiring (2)	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2014	1	19,251	0.3%	$ 12.90	0.2%
2015	5	182,445	2.7%	9.14	1.4%
2016	8	280,261	4.2%	8.82	2.1%
2017	8	251,755	3.7%	9.42	2.0%
2018	16	459,155	6.8%	15.34	5.9%
2019	11	294,669	4.4%	15.87	3.9%
2020	9	312,696	4.7%	10.99	2.9%
2021	3	120,129	1.8%	8.07	0.8%
2022	10	297,340	4.4%	14.45	3.6%
2023+	34	1,596,037	23.8%	12.90	17.2%
	105	3,813,738	56.8%	$ 12.52	40.0%

Non-Anchor Tenants

	Number of Leases Expiring (2)	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2014	80	168,641	2.5%	$ 21.75	3.1%
2015	195	440,352	6.6%	23.64	8.7%
2016	207	418,409	6.2%	24.69	8.6%
2017	220	506,221	7.5%	25.49	10.8%
2018	170	409,987	6.1%	25.39	8.7%
2019	118	298,110	4.4%	25.38	6.3%
2020	24	74,817	1.1%	27.39	1.7%
2021	33	123,864	1.8%	22.45	2.3%
2022	37	140,828	2.1%	26.52	3.1%
2023+	77	319,100	4.8%	24.53	6.6%
	1,161	2,900,329	43.2%	$ 24.71	60.0%

All Tenants

	Number of Leases Expiring (2)	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2014	81	187,892	2.8%	$ 20.85	3.3%
2015	200	622,797	9.3%	19.39	10.1%
2016	215	698,670	10.4%	18.33	10.7%
2017	228	757,976	11.3%	20.15	12.8%
2018	186	869,142	12.9%	20.08	14.6%
2019	129	592,779	8.8%	20.65	10.2%
2020	33	387,513	5.8%	14.16	4.6%
2021	36	243,993	3.6%	15.37	3.1%
2022	47	438,168	6.5%	18.33	6.7%
2023+	111	1,915,137	28.5%	14.84	23.8%
	1,266	6,714,067	100.0%	$ 17.79	100.0%

(1) Anchor tenants are leases equal to or greater than 15,000 square feet.
(2) Does not assume exercise of renewal options.

Leasing Summary

New Leases

	For the Three Months Ended June 30, 2014			For the Six Months Ended June 30, 2014		
	Non-Anchors	Anchors	Total	Non-Anchors	Anchors	Total
Number of Leases	38	4	42	59	4	63
Gross Leasable Area (sq. ft.)	75,895	127,560	203,455	121,721	127,560	249,281
Initial Base Rent ($/sq. ft.)	$ 21.90	$ 8.68	$ 13.61	$ 19.71	$ 8.68	$ 14.06
Tenant Improvements ($/sq. ft.)	$ 8.10	$ 8.02	$ 8.05	$ 7.39	$ 7.26	$ 7.32
Leasing Commissions ($/sq. ft.)	$ 2.44	$ 1.41	$ 1.79	$ 2.21	$ 1.41	$ 1.80

Renewals

	For the Three Months Ended June 30, 2014			For the Six Months Ended June 30, 2014		
	Non-Anchors	Anchors	Total	Non-Anchors	Anchors	Total
Number of Leases	34	-	34	71	-	71
Gross Leasable Area (sq. ft.)	62,646	-	62,646	140,096	-	140,096
Initial Base Rent ($/sq. ft.)	$ 25.57	$ -	$ 25.57	$ 24.74	$ -	$ 24.74
Tenant Improvements ($/sq. ft.)	$ 0.14	$ -	$ 0.14	$ 0.06	$ -	$ 0.06
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -	$ -	$ -	$ -

Total

	For the Three Months Ended June 30, 2014			For the Six Months Ended June 30, 2014		
	Non-Anchors	Anchors	Total	Non-Anchors	Anchors	Total
Number of Leases	72	4	76	130	4	134
Gross Leasable Area (sq. ft.)	138,541	127,560	266,101	261,817	127,560	389,377
Initial Base Rent ($/sq. ft.)	$ 23.56	$ 8.68	$ 16.43	$ 22.40	$ 8.68	$ 17.90
Tenant Improvements ($/sq. ft.)	$ 4.50	$ 8.02	$ 6.19	$ 3.47	$ 7.26	$ 4.71
Leasing Commissions ($/sq. ft.)	$ 1.34	$ 1.41	$ 1.37	$ 1.03	$ 1.41	$ 1.15

Investor Information

Retail Opportunity Investments Corp.
www.roireit.net
NASDAQ: ROIC
8905 Towne Centre Drive, Suite 108
San Diego, CA 92122

Investor Relations:
Ashley Bulot
abulot@roireit.net
858.255.4913 (o)
760.688.8647 (c)

Transfer Agent:
Constance Adams
ComputerShare
constance.adams@computershare.com
201.680.5258

Research Coverage

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Ratings Agency Coverage

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